As filed with the U.S. Securities and Exchange Commission on September 27, 2007

Securities Act File No. 33-49552

Investment Company Act File No. 811-6740

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 43

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 49

(Check appropriate box or boxes.)

Legg Mason Partners Institutional Trust*

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Institutional Trust

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

150 Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on September 28, 2007 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*	This filing relates solely to Western Asset Institutional Money Market Fund, Western Asset Institutional Government Money Market Fund and Western Asset Institutional Municipal Money Market Fund.

PROSPECTUS

September 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Class A Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset

Institutional Money Market Fund

Western Asset

Institutional Government Money Market Fund

Western Asset

Institutional Municipal Money Market Fund

Contents

You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to a fund prior to April 16, 2007 refers to the fund’s predecessor.

Prior to April 16, 2007, Western Asset Institutional Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Cash Portfolio, Western Asset Institutional Government Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Government Portfolio and Western Asset Institutional Municipal Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Municipal Portfolio.

Investments, risks and performance

Each fund described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives

Institutional Money Market Fund and Institutional Government Money Market Fund each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Institutional Municipal Money Market Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments—Institutional Money Market Fund

Institutional Money Market Fund invests in high quality, U.S. dollar denominated short-term debt securities, primarily obligations of U.S. and non-U.S. financial institutions and commercial paper. The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits.

Institutional Money Market Fund may invest in all types of money market instruments, including commercial paper, asset-backed commercial paper and other mortgage- and asset-backed securities, structured investments, other short-term debt securities and repurchase agreements. These instruments may be issued by all types of issuers, including U.S. and foreign private issuers (such as special purpose vehicles), the U.S. Government or any of its agencies or instrumentalities and U.S. states and municipalities. These instruments may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Key investments—Institutional Government Money Market Fund

Institutional Government Money Market Fund invests exclusively in short-term U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government, or any of its agencies and instrumentalities, and related repurchase agreements. These instruments may pay interest at fixed, floating or adjustable rates. U.S. Government obligations may include mortgage-backed, asset-backed and structured securities. Although the fund invests in U.S. Government obligations, U.S. Government obligations are not necessarily backed by the full faith and credit of the United States, and an investment in the fund is neither insured nor guaranteed by the U.S. Government.

Key investments—Institutional Municipal Money Market Fund

Under normal circumstances, Institutional Municipal Money Market Fund invests at least 80% of its net assets in high quality, short-term investment grade municipal securities

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whose interest is exempt from regular federal income taxes. Although municipal obligations that may be purchased by the fund are issued by states and their political subdivisions, agencies, public authorities, and certain other qualifying issuers such as Puerto Rico, the Virgin Islands and Guam, payments of principal and interest on these securities may not be backed by the issuers themselves, but may be derived solely from revenues from certain facilities, mortgages or private industries. The interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. The fund may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. The fund may also invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Minimum credit quality

The funds invest only in high quality securities, which are those rated at the time of purchase by a nationally recognized statistical rating organization in one of its two highest short-term rating categories, or, if unrated, are deemed by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers or the fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case a fund may become the holder of assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Maximum maturity

Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average fund maturity of 90 days or less.

Structured securities

The funds may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. None of the funds intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate risk but these derivatives may not perform as intended.

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When-issued securities

Each fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

Selection process

In selecting investments for the funds, the portfolio managers look for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers they believe offer minimal credit risk
■	Maturities consistent with the subadviser’s outlook for interest rates

Principal risks of investing in the funds

Generally

All investments involve some degree of risk. However, each fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet standards established by the Board of Trustees based on special rules for money market funds adopted under federal law.

An investment in a fund is not a bank deposit and is not issued or guaranteed by the Federal Deposit Insurance Company (“FDIC”) or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund, or a fund could underperform other short-term debt instruments or money market funds as a result of risks such as, but not limited to:

■	Interest rates rise, causing the value of the fund’s investments to decline.
■

An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines.

■	The portfolio managers’ judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
■

Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of a fund.

Institutional Money Market Fund and Institutional Municipal Money Market Fund

Institutional Money Market Fund may invest more than 25% of its assets in obligations of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of non-U.S. banks). Either the principal amount of each bank obligation is fully insured by the FDIC or the issuing financial institution has more than $100 million of working capital or more than $1 billion of total assets. Institutional Municipal Money Market Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. As a result, these funds may be more susceptible to events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them

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sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Institutional Money Market Fund

The value of Institutional Money Market Fund’s foreign securities may decline because of unfavorable government actions or political instability.

Institutional Municipal Money Market Fund

It is possible that some of Institutional Municipal Money Market Fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax and the fund’s income distributions may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains generally will be subject to state income taxation. While not expected, the fund may realize taxable gains on the sale of its securities.

Institutional Municipal Money Market Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax but there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements or if litigation or legislation affects the tax-exempt status of municipal securities, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Who may want to invest

The funds each may be an appropriate investment if you:

■	Are seeking current income
■	Are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments.

In addition, Institutional Municipal Money Market Fund may be an appropriate investment if you:

■	Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
■	Are willing to accept the risks of short-term municipal securities

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Performance information

The following shows summary performance information for the funds in bar charts and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the funds by showing changes in their performance from year to year for each of the past ten calendar years and by showing how the funds’ average annual returns compare with the returns of the 90-day Treasury Bill. The bar charts and the information below show performance of the funds’ Class A shares. The funds have authorized two classes of shares. Only Class A shares are offered by this prospectus. You should note that the performance of Classes will vary, depending on the expense level of the Class. The performance information shown below is that of each fund’s predecessor. The funds’ past performance is not necessarily an indication of how the funds will perform in the future.

Total Return for Institutional Money Market Fund—Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.64% in third quarter 2000; Lowest: 0.22% in first quarter 2004.

Total Return for Institutional Government Money Market Fund—Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.60% in third quarter 2000; Lowest: 0.21% in second quarter 2004.

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Total Return for Institutional Municipal Money Market Fund—Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.05% in fourth quarter 2000; Lowest: 0.18% in third quarter 2003.

Average Annual Total Returns (Class A Shares) for periods ended December 31, 2006

Fund	1 Year	5 Years	10 Years
Institutional Money Market Fund	4.90%	2.37%	3.84%

Institutional Government Money Market Fund	4.83%	2.29%	3.72%

Institutional Municipal Money Market Fund	3.27%	1.75%	2.55%

90 day Treasury Bill	4.67%	2.34%	3.68%

7 day yield as of December 31, 2006 for Class A Shares

	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
7 day yield	5.12%	5.05%	3.63%

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Fee table

This table sets forth the fees and expenses you may pay if you buy and hold Class A shares of a fund.

Shareholder Fees

(paid directly from your investment)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Management fee(1)	0.21%	0.25%	0.23%

Distribution and service (12b-1) fees	None	None	None

Other expenses	0.03%	0.04%	0.02%

Total annual fund operating expenses(2)	0.24%	0.29%	0.25%

Example

This example helps you compare the costs of investing in Class A shares of each fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in Class A shares of each fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of a fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	Each fund’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Institutional Money Market Fund	$25	$78	$136	$306

Institutional Government Money Market Fund	$30	$94	$164	$369

Institutional Municipal Money Market Fund	$26	$81	$141	$318

(1)

Each fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion and up to and including $2 billion; 0.200% on assets over $2 billion and up to and including $5 billion; 0.175% on assets over $5 billion and up to and including $10 billion; and 0.150% on assets over $10 billion.

(2)

The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.23% of each fund’s average daily net assets. The manager may terminate the 0.23% voluntary limit on total annual operating expenses on 14 days’ prior notice to shareholders.

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information (“SAI”).

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More on the funds’ investments

Each fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by a fund.

Each fund’s investment objective may be changed without shareholder approval.

Money Market Instruments

Money Market Instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government obligations

U.S. Government obligations in which the funds may invest include those that are issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. For example, the funds may invest in mortgage-backed or related securities that are issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury or primarily or solely by the creditworthiness of the issuer.

Municipal securities — Institutional Municipal Money Market Fund

The municipal securities in which Institutional Municipal Money Market Fund invests include general obligation bonds, revenue bonds, housing authority bonds, municipal leases, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, participation certificates and custodian receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Some of these securities may have stated

Western Asset Institutional Money Market Funds         9

final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Defensive investing — Institutional Municipal Money Market Fund

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, provides advisory oversight and administrative services to each fund. LMPFA is a recently-organized investment adviser that has been formed to serve as the investment manager of each fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of June 30, 2007, LMPFA’s total assets under management were approximately $632 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the funds as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2007, Western Asset’s total assets under management were approximately $438 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $992 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was each fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended May 31, 2007, each fund paid fees, after waivers and reimbursements, equal to the following percentage of the fund’s average daily net assets for management services.

Fund	Effective Fee Rate
Institutional Money Market Fund	0.21%

Institutional Government Money Market Fund	0.18%

Institutional Municipal Money Market Fund	0.20%

For the period from May 1, 2006 through July 31, 2006, the Institutional Money Market Fund, the Institutional Government Money Market Fund and the Institutional Municipal Money Market Fund each paid SBFM a management fee, after applicable voluntary waivers and reimbursements, equal to 0.21%, 0.17% and 0.21%, respectively, of each of the fund’s average daily net assets.

For the period from August 1, 2006 through May 31, 2007, the Institutional Money Market Fund, the Institutional Government Money Market Fund and the Institutional Municipal Money Market Fund each paid LMPFA an annualized management fee, after applicable voluntary waivers and reimbursements, equal to 0.21%, 0.19% and 0.20%, respectively, of each of the fund’s average daily net assets. A discussion regarding the basis

Western Asset Institutional Money Market Funds         11

of the Board’s approval of each fund’s management agreement and subadvisory agreement is available in each fund’s semi-annual report for the six-month period ended November 30, 2006.

Distribution arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as each fund’s distributors.

The distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

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SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Buying shares

Retail and institutional investors may purchase Class A shares of the funds. The minimum initial investment amount for each account is $1,000,000, except the minimum initial investment for each account managed or advised by an investment advisory subsidiary of Legg Mason is $50,000. Each additional investment must be no less than $50.

Through a Service Agent

You should contact your broker-dealer, financial intermediary, financial institution, a distributor’s financial advisors or registered representatives that have entered into an agreement to sell fund shares (each called a “Service Agent”) to open a brokerage account and make arrangements to buy shares.

You must provide the following information for your order to be processed:

■  Specific fund being bought

■  Class of shares being bought

■  Dollar amount or number of shares being bought

You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the funds

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from a fund.

■  Call Legg Mason Partners Shareholder Services at 1-800-451-2010 for more information on establishing an account or purchasing additional shares.

■  Send a check to pay for the shares, or arrange for the wiring of federal funds by calling Legg Mason Partners Shareholder Services at 1-800-451-2010. For initial purchases, complete and send an account application.

Effectiveness of purchase orders	When purchase orders are paid for in federal funds, or are placed by an investor with a sufficient balance in the investor’s brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received by your Service Agent or the transfer agent prior to noon (Eastern time), which is the close of business for Institutional Municipal Money Market Fund, or 4:00 p.m. (Eastern time), which is the close of business for Institutional Money Market Fund and Institutional Government Money Market Fund, on any day on which a fund calculates its net asset value.

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Exchanging shares

Generally

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order. You should contact your Service Agent to exchange into another fund. An exchange is a taxable transaction.

■   To qualify for the exchange privilege, you must exchange shares with a current value of at least $1,000.

■   If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the funds at the address on page 16.

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Redeeming shares

Generally	Redemption requests received in proper form by your Service Agent or the transfer agent prior to 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time are priced at the net asset value next determined. Redemption requests received by your Service Agent or the transfer agent after 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value. If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before the redemption is effective.

In a Brokerage Account	You may redeem shares by contacting your Service Agent. If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent in the form of federal funds on the same day that the redemption order was accepted. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your redemption proceeds can be sent by check to your address of record normally within one day, but in no event more than three business days, after your request is received in proper form.

By telephone	If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.

By mail

For accounts held directly at the funds, you may send written requests to a fund at the following address:

Legg Mason Partners Funds

(Specify name of fund)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■  The fund name, the class of shares to be redeemed, and your account number

■  The dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

16         Western Asset Money Market Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	The class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the funds nor their agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to

Western Asset Institutional Money Market Funds         17

the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

Subject to applicable law, a fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of  Trustees, on behalf of the funds, has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs and may interfere with the efficient management of the fund by the portfolio managers, which could detract from the fund’s performance.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

18         Western Asset Money Market Funds

Dividends, distributions and taxes

Dividends and distributions

Each fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each fund generally makes distributions of long-term capital gains, if any, once a year. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

You may receive three different types of distributions from the funds: exempt interest dividends, ordinary dividends and capital gain dividends. Most distributions from the Institutional Municipal Money Market Fund will be exempt interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions (whether paid in cash or reinvested in additional shares), you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as that fund maintains a net asset value of $1.00 per share. The following table summarizes the tax status to you of certain transactions related to the funds:

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Exempt interest dividends	Exempt from federal income tax

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The funds anticipate that they will normally not earn or distribute any long-term capital gains. The funds do not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when a fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some of the Institutional Municipal Money Market Fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax.

Western Asset Institutional Money Market Funds         19

Institutional Municipal Money Market Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in Institutional Municipal Money Market Fund’s ordinary income and will be ordinary income when it is paid to you. Institutional Municipal Money Market Fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, Institutional Municipal Money Market Fund may be required to sell other investments in order to satisfy its distribution requirements.

A dividend declared by a fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the funds will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

In certain states, income dividends from mutual funds primarily invested in U.S. government securities are exempt from state income tax. Consult your own tax advisor for restrictions and details.

20         Western Asset Money Market Funds

Share price

You may buy, exchange or redeem shares of a fund at its net asset value next determined after receipt of your request in good order. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Institutional Municipal Money Market Fund calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Institutional Money Market Fund and Institutional Government Money Market Fund each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Each fund uses the amortized cost method to value fund securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. Actual market value of the securities held by a fund may be higher or lower than their amortized cost value.

Early close on certain days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the funds may close early. If the Public Securities Association recommends an early close of the bond markets, the funds also may close early. On days the funds close early:

■	All orders received prior to the funds’ close will be processed as of the time the funds’ net asset value is next calculated.
■	Redemption requests received after the funds’ close will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value.
■	Purchase orders received after the funds’ close will be processed the next business day.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Institutional Money Market Funds         21

Financial highlights

The financial highlights tables are intended to help you understand the performance of Class A shares of each fund for the past five years. Certain information reflects financial results for a single Class A share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the funds’ and the predecessor funds’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the annual report (which is available upon request). The financial information shown below for the periods prior to April 16, 2007 is that of each fund’s predecessor.

For a Class A share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Money Market Fund — Class A Shares	2007		2006		2005		2004		2003
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.051		0.039		0.019		0.009		0.014
Net realized gain (loss)(1)	(0.000)		0.000		0.000		0.000		0.000

Total income from operations	0.051		0.039		0.019		0.009		0.014

Less distributions from:
Net investment income	(0.051)		(0.039)		(0.019)		(0.009)		(0.014)
Net realized gains	—		(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)

Total distributions	(0.051)		(0.039)		(0.019)		(0.009)		(0.014)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000

Total return(2)	5.19%		3.96%		1.90%		0.91%		1.42%

Net assets, end of year (millions)	$5,617		$4,616		$3,202		$3,495		$3,969

Ratios to average net assets:
Gross expenses	0.24	%(3)	0.26%		0.30%		0.30%		0.29%
Net expenses(4)(5)	0.23	(3)	0.22		0.22		0.23		0.23
Net investment income	5.08		3.96		1.87		0.91		1.40

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.24% and 0.23%, respectively.

(4)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

(5)	Reflects fee waivers and/or expense reimbursements.

22         Western Asset Money Market Funds

For a Class A share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Government Money Market Fund — Class A Shares	2007		2006	2005	2004(1)		2003
Net asset value, beginning of year	$ 1.000		$ 1.000	$ 1.000	$ 1.000		$ 1.000

Income (loss) from operations:
Net investment income	0.050		0.038	0.018	0.009		0.013
Net realized gain (loss)(2)	0.000		(0.000)	0.000	0.000		0.000

Total income from operations	0.050		0.038	0.018	0.009		0.013

Less distributions from:
Net investment income	(0.050)		(0.038)	(0.018)	(0.009)		(0.013)
Net realized gains	—		—	—	(0.000	)(2)	(0.000	)(2)

Total distributions	(0.050)		(0.038)	(0.018)	(0.009)		(0.013)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000		$1.000

Total return(3)	5.14%		3.85%	1.83%	0.86%		1.31%

Net assets, end of year (millions)	$1,320		$720	$958	$1,184		$627

Ratios to average net assets:
Gross expenses	0.29	%(4)	0.32%	0.32%	0.32%		0.35%
Net expenses(5)(6)	0.23	(4)	0.22	0.23	0.23		0.23
Net investment income	5.03		3.77	1.66	0.86		1.30

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.001 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.29% and 0.23%, respectively.

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

(6)	Reflects fee waivers and/or expense reimbursements.

Western Asset Institutional Money Market Funds         23

For a Class A share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Municipal Money Market Fund — Class A Shares	2007		2006		2005		2004	2003
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000	$1.000

Income from operations:
Net investment income	0.034		0.027		0.015		0.008	0.012
Net realized gain (loss)(1)	0.000		(0.000)		0.000		(0.000)	0.000

Total income from operations	0.034		0.027		0.015		0.008	0.012

Less distributions from:
Net investment income	(0.034)		(0.027)		(0.015)		(0.008)	(0.012)
Net realized gains	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	—	—

Total distributions	(0.034)		(0.027)		(0.015)		(0.008)	(0.012)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000	$1.000

Total return(2)	3.46%		2.69%		1.50%		0.81%	1.18%

Net assets, end of year (millions)	$3,155		$2,557		$2,085		$1,884	$1,932

Ratios to average net assets:
Gross expenses	0.25	%(3)	0.27%		0.31%		0.30%	0.32%
Net expenses(4)(5)	0.23	(3)	0.22		0.23		0.23	0.23
Net investment income	3.41		2.68		1.51		0.81	1.16

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.23%, respectively.

(4)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

(5)	Reflects fee waivers and/or expense reimbursements.

24         Western Asset Money Market Funds

(Investment Company Act file no. 811-6740)

FDO958 9/07

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the funds or obtain Annual and Semi-Annual Reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing to the funds at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004. The funds’ SAI and Annual and Semi-Annual Reports are not available on the internet as the funds do not currently maintain a website.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

PROSPECTUS

September 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Class B Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset

Institutional Money Market Fund

Western Asset

Institutional Government Money Market Fund

Western Asset

Institutional Municipal Money Market Fund

Contents

You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to a fund prior to April 16, 2007 refers to the fund’s predecessor.

Prior to April 16, 2007, Western Asset Institutional Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Cash Portfolio, Western Asset Institutional Government Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Government Portfolio and Western Asset Institutional Municipal Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Municipal Portfolio.

Investments, risks and performance

Each fund described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives

Institutional Money Market Fund and Institutional Government Money Market Fund each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Institutional Municipal Money Market Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments — Institutional Money Market Fund

Institutional Money Market Fund invests in high quality, U.S. dollar denominated short-term debt securities, primarily obligations of U.S. and non-U.S. financial institutions and commercial paper. The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits.

Institutional Money Market Fund may invest in all types of money market instruments, including commercial paper, asset-backed commercial paper and other mortgage- and asset-backed securities, structured investments, other short-term debt securities and repurchase agreements. These instruments may be issued by all types of issuers, including U.S. and foreign private issuers (such as special purpose vehicles), the U.S. Government or any of its agencies or instrumentalities and U.S. states and municipalities. These instruments may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Key investments — Institutional Government Money Market Fund

Institutional Government Money Market Fund invests exclusively in short-term U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government, or any of its agencies and instrumentalities, and related repurchase agreements. These instruments may pay interest at fixed, floating or adjustable rates. U.S. Government obligations may include mortgage-backed, asset-backed and structured securities. Although the fund invests in U.S. Government obligations, U.S. Government obligations are not necessarily backed by the full faith and credit of the United States, and an investment in the fund is neither insured nor guaranteed by the U.S. Government.

Key investments — Institutional Municipal Money Market Fund

Under normal circumstances, Institutional Municipal Money Market Fund invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. Although municipal obligations that may be purchased by the fund are issued by states and their political subdivisions, agencies, public authorities, and certain other qualifying issuers such as Puerto Rico, the

2         Western Asset Money Market Funds

Virgin Islands and Guam, payments of principal and interest on these securities may not be backed by the issuers themselves, but may be derived solely from revenues from certain facilities, mortgages or private industries. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. The fund may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. The fund may also invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Minimum credit quality

The funds invest only in high quality securities, which are those rated at the time of purchase by a nationally recognized statistical rating organization in one of its two highest short-term rating categories, or, if unrated, are deemed by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers or the fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case a fund may become the holder of assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Maximum maturity

Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average fund maturity of 90 days or less.

Structured securities

The funds may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. None of the funds intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate risk but these derivatives may not perform as intended.

Western Asset Institutional Money Market Funds         3

When-issued securities

Each fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

Selection process

In selecting investments for the funds, the portfolio managers look for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers they believe offer minimal credit risk
■	Maturities consistent with the subadviser’s outlook for interest rates

Principal risks of investing in the funds

Generally

All investments involve some degree of risk. However, each fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Trustees based on special rules for money market funds adopted under federal law.

An investment in a fund is not a bank deposit and is not issued or guaranteed by the Federal Deposit Insurance Company (“FDIC”) FDIC or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund, or a fund could underperform other short-term debt instruments or money market funds as a result of risks such as, but not limited to:

■	Interest rates rise, causing the value of the fund’s investments to decline.
■

An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines.

■	The portfolio managers’ judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
■

Investments in structured securities raise certain tax, legal, regulatory and accounting issues which may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of a fund.

Institutional Money Market Fund and Institutional Municipal Money Market Fund

Institutional Money Market Fund may invest more than 25% of its assets in obligations of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of non-U.S. banks). Either the principal amount of each bank obligation is fully insured by the FDIC or the issuing financial institution has more than $100 million of working capital or more than $1 billion of total assets. Institutional Municipal Money Market Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. As a result, these funds may be more susceptible to events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them

4         Western Asset Money Market Funds

sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Institutional Money Market Fund

The value of Institutional Money Market Fund’s foreign securities may decline because of unfavorable government actions or political instability.

Institutional Municipal Money Market Fund

It is possible that some of Institutional Municipal Money Market Fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax and the fund’s income distributions may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains generally will be subject to state income taxation. While not expected, the fund may realize taxable gains on the sale of its securities.

Institutional Municipal Money Market Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The manager, the subadviser and the fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, or if litigation or legislation affects the tax-exempt status of municipal securities, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Who may want to invest

The funds each may be an appropriate investment if you:

■	Are seeking current income
■	Are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments.

In addition, Institutional Municipal Money Market Fund may be an appropriate investment if you:

■	Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
■	Are willing to accept the risks of short-term municipal securities

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Performance information

The following shows summary performance information for the funds in bar charts and an Average Annual Total Returns table. The bar charts and Average Annual Total Returns table show the performance of each fund’s Class A Shares for each of the past ten calendar years because as of December 31, 2006 there were no Class B shares outstanding for these funds. The total returns for Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and otherwise have different fees and expenses. The total returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus. The information provides an indication of the risks of investing in the funds by showing changes in their performance from year to year and by showing how the funds’ average annual returns compare with the returns of the 90-day Treasury Bill. The performance information shown below is that of each fund’s predecessor. The funds’ past performance is not necessarily an indication of how the funds will perform in the future.

Total Return for Institutional Money Market Fund — Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.64% in third quarter 2000; Lowest: 0.22% in first quarter 2004.

Total Return for Institutional Government Money Market Fund — Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.60% in third quarter 2000; Lowest: 0.21% in second quarter 2004.

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Total Return for Institutional Municipal Money Market Fund — Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.05% in fourth quarter 2000; Lowest: 0.18% in third quarter 2003.

Average Annual Total Returns (Class A Shares) for periods ended December 31, 2006

Fund	1 Year	5 Years	10 Years
Institutional Money Market Fund	4.90%	2.37%	3.84%

Institutional Government Money Market Fund	4.83%	2.29%	3.72%

Institutional Municipal Money Market Fund	3.27%	1.75%	2.55%

90 day Treasury Bill	4.67%	2.34%	3.68%

7-day yield as of December 31, 2006

	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
7-day yield for Class A shares(1)	5.12%	5.05%	3.63%

(1)

Class B shares of the fund were not outstanding as of December 31, 2006. The 7-day yield for Class B shares would be lower than that of Class A shares to the extent Class B shares pay service fees and otherwise have different fees and expenses.

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Fee table

This table sets forth the fees and expenses you may pay if you buy and hold Class B shares of a fund.

Shareholder Fees

(paid directly from your investment)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Management fee(1)	0.21%	0.25%	0.23%

Service fees	0.25%	0.25%	0.25%

Other expenses(2)	0.03%	0.04%	0.02%

Total annual fund operating expenses(3)	0.49%	0.54%	0.50%

Example

This example helps you compare the costs of investing in Class B shares of each fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Class B shares of each fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of a fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	Each fund’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Institutional Money Market Fund	$50	$157	$274	$615

Institutional Government Money Market Fund	$55	$173	$302	$678

Institutional Municipal Money Market Fund	$51	$160	$279	$629

(1)

Each fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion and up to and including $2 billion; 0.200% on assets over $2 billion and up to and including $5 billion; 0.175% on assets over $5 billion and up to and including $10 billion; and 0.150% on assets over $10 billion.

(2)

Since no Class B shares of the funds were outstanding for the fiscal year ended May 31, 2007, “Other expenses” are estimated based on expenses for Class A shares for the fiscal year ended May 31, 2007.

(3)

The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.48% of each fund’s average daily net assets. The manager may terminate the 0.48% voluntary limit on total annual operating expenses on 14 days’ prior notice to shareholders.

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information (“SAI”).

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More on the funds’ investments

Each fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by a fund.

Each fund’s investment objective may be changed without shareholder approval.

Money Market Instruments

Money Market Instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government obligations

U.S. Government obligations in which the funds may invest include those that are issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. For example, the funds may invest in mortgage-backed or related securities that are issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury or primarily or solely by the creditworthiness of the issuer.

Municipal securities — Institutional Municipal Money Market Fund

The municipal securities in which Institutional Municipal Money Market Fund invests include general obligation bonds, revenue bonds, housing authority bonds, municipal leases, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, participation certificates and custodian receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Some of these securities may have stated

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final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Defensive investing — Institutional Municipal Money Market Fund

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of each fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of June 30, 2007, LMPFA’s total assets under management were approximately $632 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the funds as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2007, Western Asset’s total assets under management were approximately $438 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $992 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was each fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended May 31, 2007, each fund paid fees, after waivers and reimbursements, equal to the following percentage of the fund’s average daily net assets for management services.

Fund	Effective Fee Rate
Institutional Money Market Fund	0.21%

Institutional Government Money Market Fund	0.18%

Institutional Municipal Money Market Fund	0.20%

For the period from May 1, 2006 through July 31, 2006, the Institutional Money Market Fund, the Institutional Government Money Market Fund and the Institutional Municipal Money Market Fund each paid SBFM a management fee, after applicable voluntary waivers and reimbursements, equal to 0.21%, 0.17% and 0.21%, respectively, of each of the fund’s average daily net assets.

For the period from August 1, 2006 through May 31, 2007, the Institutional Money Market Fund, the Institutional Government Money Market Fund and the Institutional Municipal Money Market Fund each paid LMPFA an annualized management fee, after applicable voluntary waivers and reimbursements, equal to 0.21%, 0.19% and 0.20%, respectively, of each of the fund’s average daily net assets. A discussion regarding the basis of the Board’s approval of each fund’s management agreement and subadvisory agreement

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is available in each fund’s semi-annual report for the six-month period ended November 30, 2006.

Shareholder services plans

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as each fund’s distributors.

Each fund has adopted a shareholder services plan for its Class B shares. Under the plans, the funds will pay service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class B shares. These fees will be an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while

12         Western Asset Money Market Funds

First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Buying shares

Financial institutions may purchase Class B shares of the funds as a record owner on behalf of fiduciary, agency or custody accounts. The minimum initial investment amount for each account is $1,000,000. Each additional investment must be no less than $50.

Through a Service Agent

You should contact your broker-dealer, financial intermediary, financial institution, a distributor’s financial advisors or registered representatives that have entered into an agreement to sell fund shares (each called a “Service Agent”) to open a brokerage account and make arrangements to buy shares.

You must provide the following information for your order to be processed:

■ Specific fund being bought

■ Class of shares being bought

■ Dollar amount or number of shares being bought

You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the funds

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from a fund.

■ Call Legg Mason Partners Shareholder Services at 1-800-451-2010 for more information on establishing an account or purchasing additional shares.

■ Send a check to pay for the shares, or arrange for the wiring of federal funds by calling Legg Mason Partners Shareholder Services at 1-800-451-2010. For initial purchases, complete and send an account application.

Effectiveness of purchase orders	When purchase orders are paid for in federal funds, or are placed by an investor with a sufficient balance in the investor’s brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received by your Service Agent or the transfer agent prior to noon (Eastern time), which is the close of business for Institutional Municipal Money Market Fund, or 4:00 p.m. (Eastern time), which is the close of business for Institutional Money Market Fund and Institutional Government Money Market Fund, on any day on which a fund calculates its net asset value.

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Exchanging shares

Generally

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order. You should contact your Service Agent to exchange into another fund. An exchange is a taxable transaction.

■ To qualify for the exchange privilege, you must exchange shares with a current value of at least $1,000.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the funds at the address on page 16.

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Redeeming shares

Generally	Redemption requests received in proper form by your Service Agent or the transfer agent prior to 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time are priced at the net asset value next determined. Redemption requests received by your Service Agent or the transfer agent after 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value. If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before the redemption is effective.

In a Brokerage Account	You may redeem shares by contacting your Service Agent. If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent in the form of federal funds on the same day that the redemption order was accepted. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your redemption proceeds can be sent by check to your address of record normally within one day, but in no event more than three business days, after your request is received in proper form.

By telephone	If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.

By mail

For accounts held directly at the funds, you may send written requests to the fund at the following address:

Legg Mason Partners Funds

(Specify name of fund)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	The class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the funds nor their agents will bear any liability for these transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your

Western Asset Institutional Money Market Funds         17

account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

Subject to applicable law, a fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees, on behalf of the funds, has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs and may interfere with the efficient management of the fund by the portfolio managers, which could detract from the fund’s performance.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends and distributions

Each fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each fund generally makes distributions of long-term capital gains, if any, once a year. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the class you hold. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholders Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

You may receive three different types of distributions from the funds: exempt interest dividends, ordinary dividends and capital gain dividends. Most distributions from the Institutional Municipal Money Market Fund will be exempt interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions (whether paid in cash or reinvested in additional shares), you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as that fund maintains a net asset value of $1.00 per share. The following table summarizes the tax status to you of certain transactions related to the funds:

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Exempt interest dividends	Exempt from federal income tax

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The funds anticipate that they will normally not earn or distribute any long-term capital gains. The funds do not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when a fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some of the Institutional Municipal Money Market Fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax.

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Institutional Municipal Money Market Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in Institutional Municipal Money Market Fund’s ordinary income and will be ordinary income when it is paid to you.

Institutional Municipal Money Market Fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, Institutional Municipal Money Market Fund may be required to sell other investments in order to satisfy its distribution requirements.

A dividend declared by a fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the funds will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

In certain states, income dividends from mutual funds primarily invested in U.S. government securities are exempt from state income tax. Consult your own tax advisor for restrictions and details.

20         Western Asset Money Market Funds

Share price

You may buy, exchange or redeem shares of a fund at its net asset value next determined after receipt of your request in good order. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Institutional Municipal Money Market Fund calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Institutional Money Market Fund and Institutional Government Money Market Fund each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Each fund uses the amortized cost method to value fund securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. Actual market value of the securities held by a fund may be higher or lower than their amortized cost value.

Early close on certain days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the funds may close early. If the Public Securities Association recommends an early close of the bond markets, the funds also may close early. On days the funds close early:

■	All orders received prior to the funds’ close will be processed as of the time the funds’ net asset value is next calculated.
■	Redemption requests received after the funds’ close will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value.
■	Purchase orders received after the funds’ close will be processed the next business day.

Each fund uses the amortized cost method to value portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Institutional Money Market Funds         21

Financial highlights

No financial information is presented for Class B shares since there were no Class B shares outstanding during the last five years. Each fund has offered Class A shares since June 16, 1995. The tables below show the financial highlights for Class A shares. Class A shares and Class B shares invest in the same portfolio of securities, but Class B shares are expected to have higher expenses. The financial highlights tables are intended to help you understand the performance of Class A shares of each fund for the past five years. Certain information reflects financial results for a single Class A share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor funds’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the annual report (which is available upon request). The financial information shown below for the periods prior to April 16, 2007 is that of each fund’s predecessor.

For a Class A share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Money Market Fund — Class A Shares	2007		2006		2005		2004		2003
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.051		0.039		0.019		0.009		0.014
Net realized gain (loss)(1)	(0.000)		0.000		0.000		0.000		0.000

Total income from operations	0.051		0.039		0.019		0.009		0.014

Less distributions from:
Net investment income	(0.051)		(0.039)		(0.019)		(0.009)		(0.014)
Net realized gains	—		(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)

Total distributions	(0.051)		(0.039)		(0.019)		(0.009)		(0.014)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000

Total return(2)	5.19%		3.96%		1.90%		0.91%		1.42%

Net assets, end of year (millions)	$5,617		$4,616		$3,202		$3,495		$3,969

Ratios to average net assets:
Gross expenses	0.24	%(3)	0.26%		0.30%		0.30%		0.29%
Net expenses(4)(5)	0.23	(3)	0.22		0.22		0.23		0.23
Net investment income	5.08		3.96		1.87		0.91		1.40

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.24% and 0.23%, respectively.

(4)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

(5)	Reflects fee waivers and/or expense reimbursements.

22         Western Asset Money Market Funds

For a Class A share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Government Money Market Fund — Class A Shares	2007		2006	2005	2004(1)		2003
Net asset value, beginning of year	$ 1.000		$ 1.000	$ 1.000	$ 1.000		$ 1.000

Income (loss) from operations:
Net investment income	0.050		0.038	0.018	0.009		0.013
Net realized gain (loss)(2)	0.000		(0.000)	0.000	0.000		0.000

Total income from operations	0.050		0.038	0.018	0.009		0.013

Less distributions from:
Net investment income	(0.050)		(0.038)	(0.018)	(0.009)		(0.013)
Net realized gains	—		—	—	(0.000	)(2)	(0.000	)(2)

Total distributions	(0.050)		(0.038)	(0.018)	(0.009)		(0.013)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000		$1.000

Total return(3)	5.14%		3.85%	1.83%	0.86%		1.31%

Net assets, end of year (millions)	$1,320		$720	$958	$1,184		$627

Ratios to average net assets:
Gross expenses	0.29	%(4)	0.32%	0.32%	0.32%		0.35%
Net expenses(5)(6)	0.23	(4)	0.22	0.23	0.23		0.23
Net investment income	5.03		3.77	1.66	0.86		1.30

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.001 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.29% and 0.23%, respectively.

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

(6)	Reflects fee waivers and/or expense reimbursements.

Western Asset Institutional Money Market Funds         23

For a Class A share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Municipal Money Market Fund — Class A Shares	2007		2006		2005		2004	2003
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000	$1.000

Income from operations:
Net investment income	0.034		0.027		0.015		0.008	0.012
Net realized gain (loss)(1)	0.000		(0.000)		0.000		(0.000)	0.000

Total income from operations	0.034		0.027		0.015		0.008	0.012

Less distributions from:
Net investment income	(0.034)		(0.027)		(0.015)		(0.008)	(0.012)
Net realized gains	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	—	—

Total distributions	(0.034)		(0.027)		(0.015)		(0.008)	(0.012)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000	$1.000

Total return(2)	3.46%		2.69%		1.50%		0.81%	1.18%

Net assets, end of year (millions)	$3,155		$2,557		$2,085		$1,884	$1,932

Ratios to average net assets:
Gross expenses	0.25	%(3)	0.27%		0.31%		0.30%	0.32%
Net expenses(4)(5)	0.23	(3)	0.22		0.23		0.23	0.23
Net investment income	3.41		2.68		1.51		0.81	1.16

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.23%, respectively.

(4)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.23%.

(5)	Reflects fee waivers and/or expense reimbursements.

24         Western Asset Money Market Funds

(Investment Company Act

file no. 811-6740)

FD0959 9/07

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the funds or obtain Annual and Semi-Annual Reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing to the funds at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004. The funds’ SAI and Annual and Semi-Annual Reports are not available on the internet as the funds do not currently maintain a website.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

September 28, 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Money Market Fund (“Money Fund”)

Western Asset Institutional Government Money Market Fund (“Government Fund”)

Western Asset Institutional Municipal Money Market Fund (“Municipal Fund”)

125 Broad Street

New York, NY 10004

(800) 451-2010

Money Fund, Government Fund and Municipal Fund (individually, a “fund” and collectively, the “funds”) are money market funds. Each fund offers Class A and Class B shares.

An investment in a fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will be able to maintain a stable net asset value of $1.00 per share.

Each fund is designed as an economical and convenient means for the investment of short-term funds. Each fund currently offers two classes of shares. Assuming the minimum investment requirement is met, Class A shares of Money Fund, Government Fund and Municipal Fund are available for purchase by any investor and Class B shares are available for purchase by financial institutions as a record owner on behalf of fiduciary, agency or custody accounts.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. Each fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed-income-type funds, and is a series of Legg Mason Partners Institutional Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI is that of each fund’s predecessor.

Prior to April 16, 2007, Western Asset Institutional Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Cash Portfolio, Western Asset Institutional Government Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Government Portfolio and Western Asset Institutional Municipal Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Municipal Portfolio.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current prospectuses of Class A shares and Class B shares of the funds dated September 28, 2007, as amended or supplemented from time to time (the “prospectuses”), and should be read in conjunction with the prospectuses. Additional information about each fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The prospectuses and the report may be obtained from a Service Agent (as defined herein) or by writing or calling the Trust at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

An investment in a fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

MANAGEMENT

The business affairs of each fund are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and executive officers of the funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 8th Avenue, New York, New York 10018.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	67	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	67	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	67	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	67	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	67	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	67	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	67	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	67	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2002)	67	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	67	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	67	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001); Director, Cardinal Financial Corporation (since November 2006)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	67	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	134	Former trustee, Consulting Group Capital Markets Fund (2002 - 2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the Manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005); prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); previously, Secretary of CFM (2001 to 2004)

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Governance Committee, Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Governance and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The newly constituted Board met twice during the funds’ last fiscal year. The Audit, Governance, Performance and Pricing Committees are recently established committees of this Board and met 1,1,1 and 0 times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in Money Fund	Dollar Range of Equity Securities in Government Fund	Dollar Range of Equity Securities in Municipal Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv	None	None	None	None
A. Benton Cocanougher	None	None	None	$10,001–$50,000
Jane F. Dasher	None	None	None	Over $100,000
Mark T. Finn	None	None	None	$10,001–$50,000
Rainer Greeven	None	None	None	None
Stephen Randolph Gross	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	Over $100,000
Diana R. Harrington	None	None	None	$10,001–$50,000
Susan M. Heilbron	None	None	None	None
Susan B. Kerley	None	None	None	$1–$10,000
Alan G. Merten	None	None	None	$1–$10,000
R. Richardson Pettit	None	None	None	$10,001–$50,000

Interested Trustee
R. Jay Gerken	None	None	None	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), Western Asset Management Company (“Western Asset” or the “Subadviser”) or Legg Mason Investor Services (“LMIS” or a “Distributor”) or Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Subadviser or the Distributors of the funds.

Information regarding compensation paid by each fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and Committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $100,000 plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Information as to compensation paid to the Trustees for the fiscal year ended May 31, 2007 is shown on the following pages.

Recently elected Board

Name of Trustee	Aggregate Compensation from Money Fund	Aggregate Compensation from Government Fund	Aggregate Compensation from Municipal Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Funds in Fund Complex Overseen by Trustee
Independent Trustees
Elliott J. Berv	$2,015	$528	$1,149	(2)	$174,000	66
A. Benton Cocanougher	$2,218	$581	$1,266	(2)	$188,250	66
Jane F. Dasher	$2,015	$528	$1,149	$0	$128,925	66
Mark T. Finn	$2,015	$528	$1,149	(2)	$149,500	66
Rainer Greeven	$2,015	$528	$1,149	$0	$113,000	66
Stephen Randolph Gross	$2,137	$560	$1,220	(2)	$200,375	66
Richard E. Hanson, Jr.	$2,015	$528	$1,149	$0	$122,775	66
Diana R. Harrington	$2,137	$560	$1,220	(2)	$189,375	66
Susan M. Heilbron	$2,015	$528	$1,149	$0	$113,100	66
Susan B. Kerley	$2,015	$528	$1,149	(2)	$180,500	66
Alan G. Merten	$1,544	$386	$870	(2)	$180,000	66
R. Richardson Pettit	$2,015	$528	$1,149	(2)	$174,000	66

Interested Trustee
R. Jay Gerken (3)	$0	$0	$0	$0	$0	133

(1)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their respective Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the Manager and/or its affiliates and not by the funds.
(2)	Pursuant to prior retirement plans, certain Trustees have received benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees paid its pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.
(3)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the Manager.

Information as to the compensation paid to the former directors of the funds for the fiscal year ended May 31, 2007 is as follows:

Prior Board

Name of Director	Aggregate Compensation from Money Fund	Aggregate Compensation from Government Fund	Aggregate Compensation from Municipal Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from Fund Complex Paid to Director(2)(3)	Number of Funds for Which Director Served Within Fund Complex
Independent Directors
Paul R. Ades	$11,474	$2,670	$6,452	$0	$111,200	15
Dwight B. Crane	$11,128	$2,569	$6,246	(2)	$263,300	59
Frank G. Hubbard	$11,342	$2,629	$6,371	$0	$118,950	15
Jerome Miller	$11,342	$2,629	$6,371	$0	$118,950	15
Ken Miller	$11,021	$2,543	$6,192	$0	$117,450	15
Interested Director
R. Jay Gerken(1)	$0	$0	$0	$0	$0	139

(1)	Mr. Gerken was not compensated for his services as Director because of his affiliation with the Manager.
(2)	Pursuant to prior emeritus retirement plans, the following former Directors have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Mr. Crane, $444,643. Mr. Crane elected to receive benefits under the emeritus retirement plans in a lump sum at net present value. Each fund no longer overseen by Mr. Crane has paid its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.
(3)	Mr. Hubbard also received $5,200 during 2006 for attending on behalf of his former Board an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the funds.

As of September 4, 2007, the Trustees and officers as a group owned less than 1% of each class of each fund.

To the knowledge of the Trust, as of September 4, 2007, no shareholder or “group” (as such term is defined in section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) owned beneficially or of record 5% or more of the shares of any class of a fund with the exception of the following:

Fund	Class	Name & Address	Percentage

Municipal Fund	Class A	CONTINENTAL STOCK TRANSFER & TRUST COMPANY A/T/F FREEDOM ACQUISITION HOLDINGS ATTN: FRANK DIPAOLO 17 BATTERY PLACE, 8TH FLOOR NEW YORK NY 10004-1123	18.36%

		CONTINENTAL STOCK TRANSFER & TRUST CO. A/T/F ALTERNATE ASSET MGMT ACQUISITION CORP. 17 BATTERY PLACE 8TH FLOOR NEW YORK NY 10004-1123	14.25%

		MAXIM INTEGRATED PRODUCTS, INC ATTN: TIM RUEHLE 120 SAN GABRIEL SUNNYVALE CA 94086-5125	6.46%

		FREDERICK D SMITH, TTEE JON F HEMINGWAY, TTEE FBO 1982 SMITH TRUST CASH MANAGEMENT ACCOUNT 1131 SW KLICKITAT WAY SEATTLE WA 98134-1108	6.23%

		THE ANSCHUTZ CORP ATTN: THOMAS G. KUNDERT 555 17TH ST SUITE 2400 DENVER CO 80202-3941	5.47%

Fund	Class	Name & Address	Percentage

Municipal Fund	Class B		N/A

Money Fund	Class A		None

Money Fund	Class B		N/A

Government Fund	Class A		None

Government Fund	Class B		N/A

INVESTMENT OBJECTIVES

The investment objective of each of Money Fund and Government Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of Municipal Fund is to maximize current interest income that is exempt from federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

The investment objectives of the funds are non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies

Money Fund. Money Fund invests in high quality, U.S. dollar denominated short-term debt securities, primarily obligations of U.S. and non-U.S. financial institutions and commercial paper. The fund may invest more than 25% of its assets in bank obligations such as certificates of deposit, bankers’ acceptances and time deposits.

Money Fund may invest in all types of money market instruments, including commercial paper, asset-backed commercial paper and other mortgage- and asset-backed securities, structured investments, other short-term debt securities and repurchase agreements. These instruments may be issued by all types of issuers, including U.S. and foreign private issuers (such as special purpose vehicles), the U.S. Government or any of its agencies or instrumentalities and U.S. states and municipalities. These instruments may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Government Fund. Government Fund invests exclusively in short-term U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government, or any of its agencies and instrumentalities, and related repurchase agreements. These instruments may pay interest at fixed, floating or adjustable rates. U.S. Government obligations may include mortgage-backed, asset-backed and structured securities. Although the fund invests in U.S. Government obligations, U.S. Government obligations are not necessarily backed by the full faith and credit of the United States, and an investment in the fund is neither insured nor guaranteed by the U.S. Government.

Municipal Fund. Under normal circumstances, Municipal Fund invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. Although municipal obligations that may be purchased by the fund are issued by states and their political subdivisions, agencies, public authorities, and certain other qualifying issuers such as Puerto Rico, the Virgin Islands and Guam, payments of principal and interest on these securities may not be backed by the issuers themselves, but may be derived solely from revenues from certain facilities, mortgages or private industries. The interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. The fund may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. The fund may also invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Minimum Credit Quality. The funds invest only in high quality securities, which are those rated at the time of purchase by a nationally recognized statistical rating organization in one of its two highest short-term rating categories, or, if unrated, are deemed by the Subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers or the funds’ Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case a fund may become the holder of assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Maximum maturity. Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average fund maturity of 90 days or less.

Structured securities. The funds may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. None of the funds intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate risk but these derivatives may not perform as intended.

When-issued securities. Each fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds, and contains more information about the various types of securities in which each fund may invest and the risks involved in such investments.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

The funds will invest only in eligible high-quality, short-term money market instruments that present minimal credit risks as determined by the Subadviser pursuant to procedures adopted by the Trustees.

Each of the funds may invest only in “eligible securities” as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U. S. dollars and has a remaining maturity of 13 months or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) or, if only one NRSRO has issued a rating, by that NRSRO (the “Requisite NRSROs”), or is unrated and deemed to be of comparable quality to a rated security, as determined by subadviser; and (iii) has been determined by the Subadviser to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. The NRSROs currently designated as such by the Securities and Exchange Commission (the “SEC”) are the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc., Dominion Bond Rating Service Ltd. and A.M. Best Company, Inc. A description of the ratings of certain NRSROs appears in Appendix A.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each of Money Fund and Municipal Fund will not invest more than 5% of its total assets in the securities of any one issuer, except when the securities are subject to demand features and/or guarantees that meet the requirements of Rule 2a-7. To ensure adequate liquidity, no fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days and time deposits that mature in more than two business days. Because the funds are typically used as cash management vehicles, they intend to maintain a high degree of liquidity. The Subadviser determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

If the funds acquire securities that are unrated (other than U.S. Government Securities, as defined below), the acquisition must be approved under procedures adopted by the Board of Trustees.

Under Rule 2a-7, each fund may invest more than 5% (but no more than 25%) of the then-current value of its total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the fund does not make more than one such investment at any one time.

Pursuant to Rule 2a-7, each fund invests in “first-tier” securities. First-tier securities are U.S. Government Securities, shares of other money market funds, and securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest short-term rating category by the Requisite NRSROs, or are unrated and of comparable quality to a rated security. In addition, a fund may invest in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second-Tier Securities” as defined in Rule 2a-7). A fund may not invest in a Second-Tier Security (in the case of Municipal Fund, second tier conduit securities), if immediately after the acquisition thereof the fund would have invested more than (i) the greater of one percent of its total assets or $1,000,000 in Second-Tier Securities (in the case of Municipal Fund, second tier conduit securities) issued by that issuer, or (ii) five percent of its total assets in Second-Tier Securities (in the case of Municipal Fund, second tier conduit securities).

U.S. Government Securities. Each fund may invest in securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities (“U.S. Government Securities”). Securities in which the funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities in which the funds may invest include those that are issued by entities that are chartered or sponsored by the United States Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. For example, the funds may invest in mortgage-backed or related securities that are issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the

United States but are supported by the right of the issuer to borrow from the U.S. Treasury. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, none of the funds will invest in obligations issued by an instrumentality of the U.S. Government unless the subadviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the fund.

Ratings as Investment Criteria. In general, the ratings of NRSROs represent the opinions of those organizations as to the quality of the securities that they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the Subadviser must determine that the securities present minimal credit risk.

Repurchase Agreements. Each fund may engage in repurchase agreement transactions with banks which are issuers of instruments acceptable for purchase by such fund and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Repurchase agreements are transactions in which a fund purchases securities (normally U.S. Government Securities) and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The funds’ custodian holds the underlying collateral, which is maintained at not less than 100% of the repurchase price. The Subadviser, acting under the supervision of the Trustees, reviews the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government Securities. Securities that are collateral for repurchase agreements are financial assets subject to the funds’ entitlement orders through their securities accounts at their custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements; Borrowings. Each fund may enter into reverse repurchase agreements with respect to up to 10% of its assets. Reverse repurchase agreements are transactions in which a fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. This technique, which may be considered a form of borrowing, will be used only for temporary or emergency purposes, such as meeting redemption requests. If a fund engages in reverse repurchase agreements, or otherwise borrows money, it will not purchase additional securities when outstanding borrowings exceed 5% of its assets.

Lending of Portfolio Securities. Each fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Loans of portfolio securities by a fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party lending agent.

By lending portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a vote on a material event adversely affecting the investment occurs, the fund must terminate the loan and regain the right to vote the securities.

The funds do not currently intend to engage in securities lending.

Floating Rate and Variable Rate Obligations. Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Each fund may purchase floating rate and variable rate obligations that carry a demand feature that would permit the fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Each fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. As determined by the Subadviser, under the supervision of the Trustees, the quality of the underlying creditor or of the bank, as the case may be, also must be equivalent to the quality standards set forth above. In addition, the Subadviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of the obligations, and similarly will monitor the creditworthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.

Participation Interests. The funds may invest in participation interests in any type of security in which the funds may invest. Each fund may invest in participation interests in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the fund’s participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that the Subadviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards of the fund. Each fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the fund’s participation interest in the obligation, plus accrued interest. Each fund currently is permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the obligations over the negotiated yield at which the instruments were purchased by the fund. Although no ruling of the Internal Revenue Service has been secured relating to whether the interest paid on such instruments is exempt from regular federal income tax. Municipal Fund intends to purchase participation interests based upon opinions of counsel to the issuer that the interest thereon is not subject to regular federal income tax.

When-Issued Securities. Each fund may purchase securities on a when-issued basis, in which case delivery of and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate to be received on the securities purchased on a when-issued basis are each fixed when the buyer enters into a commitment. Although each fund will purchase securities on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued basis and the securities held in a fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which generally will result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains substantially fully invested at the same time it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund’s assets will vary from $1.00 per share. Interest will not accrue on fixed income securities purchased by a fund until delivery and payment for the securities take place. Purchasing securities on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

If a fund agrees to purchase when-issued securities, a segregated account consisting of cash or other liquid securities held by the fund equal to the amount of the when-issued commitments will be established with the fund’s custodian. It may be expected that a fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover when-issued commitments than when it sets aside cash. When the time comes to pay for when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from federal income tax. When a fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller (of the when-issued securities) to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Municipal Leases. Money Fund and Municipal Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt- issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The funds will purchase municipal leases subject to a non-appropriation clause only when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the section “Obligations of Financial Institutions,” below.

In evaluating municipal lease obligations, the Subadviser will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue the appropriations of funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations that are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then the Subadviser may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the fund.

Demand Features. The funds may invest in securities that are subject to puts and standby commitments, also known as demand features. Demand features give a fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the banks supporting the fund’s investments and changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

Money Fund

Money Fund pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The fund may also invest in U.S. Government Securities and municipal securities, although the fund expects to invest in such securities to a lesser degree.

Debt Securities. The fund may invest in debt obligations of domestic and foreign issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates’, current obligations), asset-backed commercial paper notes and bonds and variable amount master demand notes. The fund may invest in privately issued commercial paper that is restricted as to disposition under the federal securities laws. In general, any sale of this paper may not be made without registration under the Securities Act of 1933, as amended (the “1933 Act”), or the availability of an appropriate exemption therefrom. Pursuant to the provisions of Section 4(2) of the 1933 Act, however, some privately issued commercial paper (“Section 4(2) paper”) is eligible for resale to institutional investors, and accordingly the Subadviser may determine that a liquid market exists for that paper pursuant to guidelines adopted by the Board. If a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities.

Bank Obligations. Domestic commercial banks organized under Federal law (“national banks”) are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of certificates of deposit (“CDs”) of each bank held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of Financial Institutions. The fund may invest in obligations of financial institutions. Examples of obligations in which the fund may invest include negotiable CDs, bankers’ acceptances and time deposits (“TDs”) of U.S. banks having total assets in excess of $1 billion or the equivalent of $1 billion in other currencies (in the case of foreign banks) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the FDIC (including obligations of foreign branches of such members), if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment).

Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. Money Fund may invest up to 10% of its total assets in fixed TDs maturing from two business days to seven calendar days. Money Fund may also purchase fixed TDs maturing in more than seven calendar days but in less than one year, provided, however, that such fixed TDs shall be considered illiquid securities.

Money Fund may from time to time invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers’ acceptances. Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Subadviser, as that of investing in instruments issued by the branch’s domestic parent. Money Fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, Money Fund may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, Nassau, Tokyo and Toronto. The fund may also invest in Eurodollar and Yankee bank obligations.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to a specific percentage of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by domestic branches of foreign banks or by foreign branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis.

Eurodollar or Yankee Obligations. Eurodollar bank obligations are dollar denominated CDs or TDs issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities. The fund may invest without limit in U.S. Government Securities as described below under “Government Fund.”

Municipal Securities. The fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under “Municipal Fund.” Although these obligations may pay interest that is excluded from gross income for regular federal income tax purposes, dividends paid by Money Fund attributable to tax-exempt interest will not be excluded from the gross income of shareholders, unlike those paid by Municipal Fund.

Custodial Receipts. Money Fund may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. These notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), “Certificates of Accrual on Treasury Securities” (“CATS”) and FICO Strips. The underwriters of these certificates or receipts purchase a U.S. Government Security (as defined above) and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities but are not U.S. Government Securities. Although typically under the terms of a custodial receipt Money Fund is authorized to assert its rights directly against the issuer of the underlying obligation, Money Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, Money Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if Money Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a nontaxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Mortgage-Backed Securities. Money Fund may invest in mortgage-backed securities (“MBS”). Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The fund may invest in MBS that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U. S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed and Receivable-Backed Securities. Money Fund may invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities have been offered to investors, including “Certificates for Automobile Receivables” (“CARs”) and interests in pools of credit card receivables. CARs represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following such sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted.

The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

The fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer. Consistent with the fund’s investment objective and policies and subject to the review and approval of the Board, the fund also may invest in other types of asset-backed and receivable-backed securities.

Participation Interests. Money Fund may purchase participation interests in loans with remaining maturities of 13 months or less. These loans must be made to issuers in whose obligations the fund may invest. Any participation purchased by the fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation, such as commercial paper, of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank, rather than of the underlying corporate borrower, so that the fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited and any participation interest may be regarded as illiquid.

Government Fund

Government Fund pursues its objective by investing exclusively in short-term obligations issued and/or guaranteed, as to payment of principal and interest, by the United States Government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Pursuant to Rule 35d-1 under the 1940 Act, under normal conditions the fund must invest at least 80% of its net assets in these securities. Although this investment policy may be changed without stockholder approval, Government Fund will provide its shareholders with at least 60 days’ prior notice of any change in this 80% policy. Government Fund may be rated from time to time by S&P and Moody’s.

U.S. Government Securities. U.S. Government Securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and include, for the purpose of describing permitted investments, repurchase agreements collateralized by and municipal securities refunded with escrowed U.S. Government Securities. U.S. Government Securities in which the fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the GNMA. In addition, U.S. Government Securities in which the fund may invest include securities supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal Home Loan Banks, and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government.

U.S. Government securities may include mortgage-backed, asset-backed and structured securities as further described above under “Money Fund — Mortgage-Backed Securities,” “Money Fund — Asset-Backed and Receivable-Backed Securities” and “Structured Securities.”

Municipal Fund

As a matter of fundamental policy, under normal market conditions Municipal Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high quality, short-term investment grade municipal securities the interest on which is exempt from regular federal income taxes. However, the fund reserves the right to invest up to 20% of the value of its assets in securities the interest on which is subject to regular federal income tax. In addition, the fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund’s dividends are derived from interest on these bonds. These private activity bonds are included in the term “municipal securities” for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all municipal securities are a component of the “current earnings” adjustment item for purposes of the federal corporate alternative minimum tax.

Description of Municipal Securities. Municipal securities in which Municipal Fund may invest are short-term debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts (generally referred to as “municipalities”) that pay interest that is excluded from gross income for regular federal income tax purposes (“Municipal Obligations”). The three principal classifications of municipal securities are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

At times, the fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities, such as, for example, securities whose issuers are located in the same state, or securities, the interest on which is derived from revenues of similar type projects. The fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the fund’s investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A private activity bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and private activity bonds are discussed below.

1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3. Private Activity Bonds. Private activity bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for regular federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance, for example, various privately operated facilities for manufacturing and housing. These bonds also are used to finance facilities such as airports, docks, wharves and mass commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or are refinanced with long-term debt. These obligations generally have maturities of 13 months or less. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the Notes.

4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. Municipal Fund will purchase only Construction Loan Notes that are subject to GNMA or bank purchase commitments.

There are a number of other types of Municipal Commercial Paper issued for specified purposes and secured in manners that may vary from those described above.

Taxable Investments. As discussed above, although the fund will attempt to invest substantially all of its assets in municipal securities, the fund may, under certain circumstances, invest in certain securities the interest on which is subject to regular federal income tax. These securities include: (i) short-term obligations of the U.S. Government, its agencies or instrumentalities, (ii) CDs, bankers’ acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and whose deposits are insured by the FDIC, (iii) commercial paper and (iv) repurchase agreements covering any of the securities described in items (i) and (iii) above or any other obligations of the U.S. Government, its agencies or instrumentalities. Income from securities lending transactions is also taxable. Situations in which Municipal Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities or (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The fund temporarily may invest more than 20% of its total assets in taxable securities to maintain a defensive posture when, in the opinion of the Subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities.

Purchase of Securities with Stand-By Commitments. Municipal Fund may acquire stand-by commitments with respect to municipal securities held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase at the fund’s option a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a “put” option acquired by the fund with respect to a particular municipal security held in the fund’s portfolio.

The amount payable to Municipal Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the municipal security (excluding any accrued interest the fund paid on the acquisition), less any amortization of market premium or plus any amortization of market or original issue discount during the period the fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period that the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal security.

Municipal Fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although the fund could not transfer a stand-by commitment, the fund could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the fund without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments, however, if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held by the fund would not exceed  1/2 of 1% of the value of the fund’s total assets calculated immediately after each stand-by commitment is acquired.

Municipal Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that the Subadviser believes present minimum credit risks. The fund’s ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time that the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to the fund will be evaluated on an ongoing basis by the Subadviser in accordance with procedures established by the Board of Trustees.

Municipal Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. If the fund pays directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by the fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of the fund’s portfolio.

Municipal Fund understands that the Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that, in specific factual circumstances, a registered investment company will be treated for federal income tax purposes as the owner of municipal securities acquired subject to a stand-by commitment and the interest on the municipal securities will be tax-exempt to the fund. There can be no assurance that all of the fund’s stand-by commitments will be factually the same as those described in this ruling or governed by its conclusions.

Municipal Leases. The fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities that may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. The Subadviser may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Board of Trustees.

Derivative Products. Municipal Fund may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a derivative product is structured as a trust or partnership that provides for tax-exempt income on the bonds to be passed-through to the holders of the derivative product. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty that agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Investments in derivative products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the issuer to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the IRS has not issued a ruling on this subject. If the IRS issues an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

The fund intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the fund’s investment objective and policies. The fund will not use such instruments to leverage securities. Hence, derivative products’ contributions to the overall market risk characteristics of the fund will not materially alter its risk profile and will be fully consistent with the fund’s maturity guidelines.

Commodities Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

RISK FACTORS

Although each fund invests only in high quality money market instruments, an investment in a fund is subject to risk even if all securities in a fund’s portfolio are paid in full at maturity. Specifically, all money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer’s actual or perceived creditworthiness or the issuer’s ability to meet its obligations.

Each fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by such fund. The market value of the obligations in each fund can be expected to vary inversely to changes in prevailing interest rates. Investors should recognize that, in periods of declining interest rates, the yield of each fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the funds will invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

INVESTMENT POLICIES

Each fund has adopted the following fundamental and non-fundamental investment policies. Fundamental investment policies may not be changed with respect to a fund without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

If a percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

(1) Each fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) Each fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) Each fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) Each fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) Each fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) Each fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, each fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

(8) Under normal circumstances, Municipal Fund must invest at least 80% of the value of its net assets plus any borrowings for investment purposes in municipal securities or other instruments with similar economic characteristics whose interest is exempt from regular federal income taxes.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries. Currently, neither Government Fund nor Municipal Fund has any intention of purchasing or concentrating in banking obligations.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Non-Fundamental Investment Policies

Each fund has adopted the following non-fundamental investment policies that may be changed by the Trustees of the Trust without shareholder approval:

(1) A fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the fund’s net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable (“illiquid securities”). The Trustees or the Subadviser acting pursuant to authority delegated by the Board may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(2) A fund may not invest in the securities of another investment company except in connection with a merger, consolidation, reorganization or acquisition of assets.

(3) A fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(4) A fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

(5) A fund may not invest directly in interests in oil and gas or interests in other mineral exploration or development programs or leases; however, the fund may own debt securities of companies engaged in those businesses.

(6) A fund may not invest in companies for the purpose of exercising control of management.

Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. This means that the funds may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the funds can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of Money Fund and Government Fund is determined as of 4:00 pm, Eastern time, on each day that the New York Stock Exchange (“NYSE”) is open. The net asset value per share of Municipal Fund is determined as of 12:00 noon, Eastern time, on each day that the NYSE is open. The net asset value per share of each fund is determined by dividing the fund’s net assets attributable to the class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Each fund uses the “amortized cost method” for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of the fund’s securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates or changes of the issuer’s creditworthiness on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained from a similar company that uses mark-to-market values for all its portfolio securities. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the fund’s shares will remain at $1.00 per share; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days or less and investing in securities with remaining maturities of only 13 months or less, there can be no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund’s price per share to change from $1.00.

PURCHASE OF SHARES

Purchases of fund shares may be made directly through PFPC Inc. (“PFPC”) or through a broker-dealer, financial intermediary, financial institution or a Distributor’s financial advisor that has entered into an agreement to sell fund shares (each called a “Service Agent”). Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent, PFPC, are not subject to a maintenance fee. The Trust reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Class A shares of Money Fund, Government Fund and Municipal Fund are available for purchase by any investor. Class B shares are available for purchase by financial institutions on behalf of fiduciary, agency or custody accounts.

The minimum initial investment for each fund and class is $1,000,000, except the minimum initial investment amount for each account managed or advised by an investment advisory subsidiary of Legg Mason is $50,000. Each additional investment must be no less than $50.

The issuance of shares of a fund is recorded on the books of the Trust, and, to avoid additional operating costs and for investor convenience, stock certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

The Trust’s shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when PFPC or a Service Agent receives, or converts the purchase amount into, federal funds (i.e., monies of member banks within the Federal Reserve System) that are in the client’s brokerage account at the Service Agent before the fund’s close of business. When orders for the purchase of Trust shares are paid for in federal funds, or are placed by an investor with sufficient federal funds or cash balance in the investor’s brokerage account with the Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business with respect to orders for Municipal Fund, or 4:00 p.m. (Eastern time), which is the close of business with respect to orders for Money Fund and Government Fund, on any day the Trust calculates its net asset value. Except as described below, purchase orders received after the close of business or with respect to which federal funds are not available, or when orders for the purchase of shares paid for other than in federal funds, will not be accepted and a new purchase order must be submitted on the next day the Trust calculates the fund’s net asset value. On days a fund closes early (as described in the funds’ prospectuses), purchase orders received after the fund’s close will be processed the next business day. Shares purchased begin to accrue income dividends on the business day the purchase order becomes effective.

EXCHANGE PRIVILEGE

Shareholders of a fund may exchange their shares for shares of any other fund on the basis described below. To qualify for the exchange privilege, a shareholder must exchange shares with a current value of at least $1,000. Under the exchange privilege, each of the funds offers to exchange its shares for shares of any other fund, on the basis of relative net asset value per share. Since all of the funds seek to maintain a constant $1.00 net asset value per share, it is expected that any exchange with those funds would be on a share-for-share basis. If in utilizing the exchange privilege the shareholder exchanges all of its shares of a fund, all dividends accrued on such shares for the month to date will be invested in shares of the fund into which the exchange is being made. An exchange between funds pursuant to the exchange privilege is treated as a potentially taxable transaction for shareholders for federal income tax purposes.

To exercise the exchange privilege, shareholders should contact PFPC or their Service Agent, who will advise the applicable fund of the exchange. A shareholder may make exchanges by telephone, provided that (i) the shareholder has elected the telephone exchange option on the account application, (ii) the registration of the account for the new fund will be the same as for the fund from which it is exchanged, and (iii) the shares to be exchanged are not in certificate form. To make exchanges by telephone, a shareholder should call (800) 451-2010. The shareholder should provide identification and the account number and give the name of the fund into which the shareholder wishes to make the exchange, and the name of the fund and class and number of shares the shareholder wishes to exchange. The shareholder also may write to PFPC requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by a commercial bank that is a member of the FDIC, a trust company or a member firm of a domestic securities exchange. The Trust reserves the right to require a properly completed exchange application.

These exchange privileges may be modified or terminated at any time.

REDEMPTION OF SHARES

Shareholders may redeem their shares without charge on any day the Trust calculates its net asset value. Redemption requests received in proper form prior to 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, are priced at the net asset value as next determined. Redemption requests received after 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, will not be accepted and a new redemption request must be submitted on the following day that the Trust calculates its net asset value, except that on days when a fund closes early (as described in the funds’ prospectuses). Redemption requests must be made through a Service Agent, except that shareholders who purchased shares of the Trust through PFPC may also redeem shares directly through PFPC. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Service Agent or PFPC endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests for shares represented by certificates will not be deemed received until certificates are received by PFPC in proper form.

Shares held at a Service Agent A redemption request received by an applicable Service Agent in proper form before 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, will not earn a dividend on the day the request is received and redemption proceeds will be credited to a shareholder’s account on the same day.

Shares held at PFPC A shareholder who purchases shares of the Trust directly through PFPC may redeem shares through PFPC in the manner described under “Expedited Redemption Procedures” and “Ordinary Redemption Procedures.”

Expedited Redemption Procedures

Shareholders meeting the requirements stated below may initiate redemptions by submitting their redemption requests by telephone at 800-451-2010 or by mail to PFPC and have the proceeds sent by a federal funds wire to a previously designated bank account. A redemption request received prior to 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time will not earn a dividend on the day the request is received and payment will be made in federal funds wired on the same business day. If an expedited redemption request for which the redemption proceeds will be wired is received after 4:00 p.m. (noon, in the case of Municipal Fund) Eastern time, and prior to the close of regular trading on a day on which PFPC is open for business, the redemption proceeds will be wired on the next business day following the redemption request that PFPC is open for business. A redemption request received after 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, will earn a dividend on the day the request is received. If an expedited redemption request is received after the regular close of trading on the NYSE or on a day that a Service Agent or PFPC is closed, the redemption proceeds will be wired on the next business day following receipt of the redemption request. Therefore, a redeeming shareholder will receive a dividend on the day the request is received, but not on the day that shares are redeemed out of the shareholder’s account.

Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. In this regard, the transfer agent and Shareholder Services each will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions and exchanges are not available for shares for which certificates have been issued.

To utilize the expedited redemption procedure, all shares must be held in non-certificate form in the shareholder’s account. In addition, an account application with the expedited section properly completed must be on file with PFPC before an expedited redemption request is submitted. This form requires a shareholder to designate the bank account to which its redemption proceeds should be sent. Any change in the bank account designated to receive the proceeds must be submitted in proper form on a new account application with signature guaranteed. In making a telephone redemption request, a shareholder must provide the shareholder’s name and account number, the dollar amount of the redemption requested, the name of the fund and class, and the name of the bank to which the redemption proceeds should be sent. If the information provided by the shareholder does not correspond to the information on the application, the transaction will not be approved. If, because of unusual circumstances, a shareholder is unable to contact PFPC at the telephone number listed in the prospectuses to make an expedited redemption request, the shareholder may contact his or her Service Agent to effect such a redemption, or request redemption in writing as described under “Ordinary Redemption Procedures” below.

Ordinary Redemption Procedures

If this method of redemption is used, the shareholder may submit his redemption request in writing to PFPC. A fund will make payment for shares redeemed pursuant to the ordinary redemption procedures by check sent to the shareholder at the address on such shareholder’s account application. Such checks will normally be sent out within one business day, but in no event more than three business days after receipt of the redemption request in proper form. If certificates have been issued representing the shares to be redeemed, prior to effecting a redemption with respect to such shares, PFPC must have received such certificates and a shareholder’s signature must be guaranteed by an “eligible guarantor institution,” as such term is defined by Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by PFPC through use of industry publications. A notary public is not an acceptable guarantor. In certain instances, PFPC may request additional documentation that it believes necessary to insure proper authorization, such as, but not limited to, trust instruments, death certificates, appointment of executor or administrator, or certificates of corporate authority. Shareholders with questions regarding proper documentation should contact PFPC.

MANAGEMENT, SUBADVISORY AND DISTRIBUTION AGREEMENTS,

SHAREHOLDER SERVICES PLAN AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) serves as investment manager to the funds, in each case pursuant to investment management agreements (each a “Management Agreement”) that were approved by the Board, including a majority of the Independent Trustees. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $992 billion.

The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for each applicable fund. The Management Agreements provide that the Manager may delegate the daily management of the securities of a fund to one or more subadvisers. The Manager performs administrative and management services necessary for the operation of the funds, such as: supervising the overall administration of the funds, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the funds; maintaining the registration and qualification of the funds’ shares under federal and state laws; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the funds.

Each Management Agreement has an initial term ending November 30, 2007. Thereafter, unless otherwise terminated, the Management Agreement with respect to a fund will continue indefinitely as long as such continuance is specifically approved at least annually by the fund’s Trustees or by a vote of a majority of the outstanding voting securities of such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund’s Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act. The Management Agreement with each fund provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

As compensation for investment management services, each fund pays the Manager a fee computed daily and paid monthly as a percentage of the fund’s average daily net assets, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Annual Advisory Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

Prior to August 1, 2006, Smith Barney Fund Management, Inc. (“SBFM”) served as the Manager of the funds. SBFM is also a wholly-owned subsidiary of Legg Mason.

For the fiscal year ended May 31, 2005, each fund’s then manager waived a portion of the management fees of $2,582,716, $708,363 and $1,535,367 for Money Fund, Government Fund and Municipal Fund, respectively. Absent these fee waivers, the management fees would have been $8,888,904, $2,035,672 and $5,231,376 for Money Fund, Government Fund and Municipal Fund, respectively.

For the fiscal year ended May 31, 2006, each fund’s then manager waived a portion of the management fees and/or reimbursed expenses amounting to $1,427,834, $643,074 and $1,206,385 for Money Fund, Government Fund and Municipal Fund, respectively. Absent these fee waivers, the management fees would have been $9,186,049, $1,709,651 and $5,674,415 for Money Fund, Government Fund and Municipal Fund, respectively.

For the fiscal year ended May 31, 2007, LMPFA and the funds’ prior manager waived a portion of the management fees and/or reimbursed expenses amounting to $369,408, $725,552 and $615,866 for Money Fund, Government Fund and Municipal Fund, respectively. Absent these fee waivers and reimbursements, the management fees would have been $10,420,674, $2,936,724 and $6,291,190 for Money Fund, Government Fund and Municipal Fund, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management for each of the funds pursuant to Sub-Advisory Agreements that were approved by the Board of the funds, including a majority of the Independent Trustees. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2007, Western Asset’s total assets under management were approximately $438 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the Manager, the Subadviser manages a fund’s portfolio (or allocated portion thereof) in accordance with such fund’s stated investment objective(s) and policies, assists in supervising all aspects of the fund’s operations, make investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the Sub-Advisory Agreement on not less than 90 days’ written notice to the applicable fund and the Manager without penalty. The Manager and the Subadviser may terminate a Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

As compensation for its sub-advisory services to the funds, the Manager will pay to Western Asset a fee equal to 70% of the management fee paid to LMPFA by each fund, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006. For the period from August 1, 2006 through May 31, 2007, the Manager paid fees to Western Asset equal to $5,990,793, $1,396,144 and $3,375,820 for its services related to the Money Fund, Government Fund and Municipal Fund, respectively.

Expenses

In addition to amounts payable under the Management Agreements and the Shareholder Services Plan (as discussed below), each fund is responsible for its own expenses, including, among other things interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the funds’ Prospectuses. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Distributors

Legg Mason Investor Services, LLC (“LMIS” or a “Distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”). The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the funds’ distributor.

A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of each fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares.

Each Distribution Agreement is terminable with respect to a fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of a fund’s outstanding voting securities, or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

Shareholder Services Plan and Agreement

The Board of Trustees of the Trust, including a majority of the Independent Trustees, has approved a Shareholder Services Plan and related Servicing Agreement for Class B shareholders. Pursuant to the Shareholder Services Plan and related Servicing Agreement, each fund will pay a servicing agent a fee at the annual rate of 0.25% of the average daily net assets of the fund attributable to the Class B shares sold and not redeemed. The services provided to Class B shareholders under the Servicing Agreement may include: establishing and maintaining client accounts and records; processing dividend and distribution payments from a fund on behalf of clients; responding to client inquiries; providing subaccounting services with respect to shares owned beneficially by clients; assisting in processing purchase, exchange and redemption requests from clients and in placing such orders with a fund’s service contractors; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the fund may reasonably request and permitted by applicable law.

For the fiscal years ended May 31, 2005, 2006 and 2007, there were no Class B shares of Money Fund, Government Fund or Municipal Fund outstanding. For fiscal years ended May 31, 2005, 2006 and 2007, Money Fund, Government Fund and Municipal Fund paid no service or distribution fees.

Service Organizations. Institutional investors who are purchasing shares on behalf of their customers, such as banks, savings and loan institutions and other financial institutions (“service organizations”), may purchase Class B shares. These shares are identical in all respects to Class A shares except that they bear certain additional service fees described in the Trust’s prospectus relating to Class B shares and enjoy certain exclusive voting rights on matters relating to these service fees.

The Trust will enter into an agreement with each service organization that purchases Class B shares to provide certain services to the beneficial owners of such shares. Such services include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders;

processing dividend payments from the funds on behalf of their customers; providing information periodically to customers showing the positions in shares; arranging for bank wires; responding to customer inquiries relating to the services provided by the service organization and handling correspondence; and acting as shareholder of record and nominee. Under terms of the agreements, service organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investment in Class B shares.

Class A shares are sold to investors that have not entered into servicing agreements with the Trust in connection with their investments and who have met the investment minimum (See “Purchase of Shares”).

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds and their Manager, Subadviser and Distributors each have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds and their Manager, Subadviser and Distributors are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the Manager or Subadvisers, the Board has delegated proxy voting discretion to the Manager and/or the Subadviser, believing that the Manager and/or the Subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the Subadviser through its contracts with the Subadviser. The Subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix C to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

The funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the funds during the past three fiscal years. The funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a fund may not necessarily be paying the lowest price available.

Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the Investment Company Act of 1940, as amended. As a result, the funds are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the funds do not normally use an agent in executing portfolio transactions, and they will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the funds are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the funds is governed by the funds’ policy of seeking the best overall terms available. No commissions on portfolio transactions were paid by any fund during the past three fiscal years ended May 31, 2005, 2006 and 2007 to the Manager or any affiliate at that time, of the Manager to CGMI or LMIS.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the Subadviser’s other clients. Investment decisions for the funds and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment subadviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the funds. When purchases or sales of the same security for a fund and for other funds managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

As of May 31, 2007, Money Fund held the following securities issued by its regular brokers or dealers:

Name of Regular Broker/Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current Period ($000)
Money Fund
Banc of America Securities LLC	D	$199,998
Credit Suisse Securities LLC	D	$174,500
Deutsche Bank Securities LLC	D	$149,401
Goldman Sachs & Co.	D	$125,000
Bear Stearns & Co., Inc.	D	$50,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	D	$39,037

Government Fund and Municipal Fund did not hold any securities of their regular broker/dealers as of May 31, 2007.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s board of trustees at its next regularly scheduled meeting.

Currently, the Funds do not disclose their portfolio holdings on a website, but may do so in the future.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

TAXES

The following is a summary of certain material U.S. federal income tax and, where noted, state, local and foreign tax considerations affecting each fund and its shareholders. This summary does not address all of the potential federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the prospectuses, the investment objective of each of Money Fund and Government Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of Municipal Fund is to maximize current interest income that is exempt from federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Municipal Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Federal Income Tax Treatment of the Funds and Their Investments

Each fund has elected to be treated as, and intends to qualify each year as a regulated investment company or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains or (in the case of the Municipal Fund) tax-exempt interest. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund fails to qualify as a regulated investment company for a period greater than two taxable years, such fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

May 31, 2007, the unused capital loss carryforwards of the Money Fund and the Government Fund were approximately $73,166 and $3,722, respectively. For U.S. federal income tax purposes, these amounts are available to be applied against the funds’ future realized capital gains, if any, prior to the expiration of the applicable carryforwards. The carryforwards expire in 2015 and 2013, respectively.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of he Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on a fund, that fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts and nonequity options, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in that fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or ordinary loss, with such ordinary loss reducing net tax-exempt income and possibly being subject to limitations on deductibility, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on a fund, that fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Each fund declares a dividend from its net investment income daily on each day the NYSE is open to conduct business, and pays dividends monthly. If a shareholder redeems an account in full between monthly dividend payment dates, all dividends declared up to and including the date of liquidation will be paid along with the redemption proceeds. Dividends from net realized long-term capital gains, if any, will be distributed annually. The funds may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, monthly income dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value.

The per share amounts of dividends from net investment income on Class B shares may be lower than those of Class A shares, mainly as a result of the service fees applicable to the Class B shares. Capital gain distributions, if any, will be the same across both classes of fund shares.

Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year to shareholders of record on a specified date in such a month which is actually paid during the following January shall be deemed to have been paid by the fund and received by each shareholder on December 31 of the year in which the dividend is declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) would be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) would be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) would be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of a fund’s net investment income (other than “exempt-interest dividends,” as discussed below) and net realized short-term capital gain from its current and accumulated earnings and profits are subject to federal income tax as ordinary income. Distributions, if any, of a fund’s net realized long-term capital gains that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of the length of time a shareholder has owned fund shares. Each fund expects that it generally will not earn or distribute any long-term capital gains. Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the funds will qualify for the corporate dividends-received deduction or as “qualified dividend income” for purposes of taxation at the rates generally applicable to long-term capital gains. Dividends consisting of interest from U.S. Government Securities may be exempt from state and local income taxes.

Municipal Fund. Municipal Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from Municipal Obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes.

The interest expense incurred by a shareholder on borrowing made to purchase or carry Municipal Fund shares is not deductible for U.S. federal income tax purposes to the extent related to the exempt-interest dividends received on such shares. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Fund, and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code requires a shareholder that receives exempt-interest dividends to include such dividends in the measure of income tax for other items, such as social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Fund that represents income derived from certain revenue or private activity bonds held by Municipal Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.

Moreover, some or all of the exempt-interest dividends distributed by Municipal Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision may affect the state tax status of Municipal Fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Municipal Fund, and therefore of the Municipal Funds shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Municipal Fund distributions and upon the market for municipal securities.

Sales of Shares. A sale or redemption of fund shares by a shareholder will generally be considered a taxable event to that shareholder. However, a shareholder of a fund will not have any gain or loss on the sale or exchange so long as that fund maintains a net asset value of $1.00 per share.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with an applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rates.

For fund taxable years beginning before January 1, 2008, the 30% withholding tax will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from a fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material federal income tax (and, where noted, state, local and foreign tax) consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust. The Certificate of Trust to establish Legg Mason Partners Institutional Trust (referred to in this section as the Trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of CitiFunds Institutional Trust, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Institutional Trust, each fund was a series of Smith Barney Institutional Cash Management Fund Inc., a Maryland corporation.

Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (referred to in this section as the Declaration). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the funds and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the funds in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

CERTAIN ADDITIONAL LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including Smith Barney Institutional Cash Management Fund Inc.) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the funds’ investment manager and its affiliates to continue to render services to the funds under their respective contracts.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the funds’ manager believes that this matter is not likely to have a material adverse effect on the funds.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formally a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a defendant. The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal.

* * *

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGMI for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records, during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGMI agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGMI is a distributor of the funds. The funds’ Manager believes that this settlement will not have any effect on the funds. The Manager has been informed by CGMI that the settlement will not effect the ability of CGMI to render services to each Fund under its contract.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, serves as counsel to the Trust.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the funds’ financial statements and financial highlights for the fiscal year ending May 31, 2008.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each fund. Under its agreement with the Trust on behalf of the funds, the custodian holds each fund’s portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of each fund are held under bank custodianship in compliance with the 1940 Act.

PFPC Inc. (“PFPC” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

Annual Reports

The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Trust at the end of the period covered. The Trust will furnish without charge a copy of the funds’ annual and semi-annual reports upon request by calling Shareholder Services at (800) 451-2010.

FINANCIAL STATEMENTS

With respect to each fund, the audited financial statements of the fund (Statement of Assets and Liabilities as of May 31, 2007, Statement of Operations for the year ended May 31, 2007, Statements of Changes in Net Assets for the years ended May 31, 2006 and 2007, Financial Highlights for each of the years in the five-year period ended May 31, 2007, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), which are included in the funds’ Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information (filed on August 3, 2007; EDGAR Accession Number 0001193125-07-170497).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘Withdrawn’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

1. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

3. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

4. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

5. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

1. General Obligation Bonds are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of Municipal Obligations. As with other kinds of Municipal Obligations, the issuers of Revenue Bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, Revenue Bonds are secured by the revenues or net revenues derived from a particular facility group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in Revenue Bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, Revenue Bonds have been issued in large volumes for projects that are privately owned and operated (see below).

3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The

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payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of projects qualifying under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an “industrial development bond,” but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

Other Municipal Obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, and are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Municipal Fund will purchase municipal leases subject to a non-appropriation clause only when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the prospectuses and this SAI.

Tax-exempt bonds are also categorized according to whether the interest on such bonds is or is not includible in the calculation of alternative minimum taxes imposed on individuals and corporations, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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APPENDIX C—PROXY VOTING POLICIES AND PROCEDURES

Western Asset Management Company

Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Other Information

Item 23.	Exhibits

(a) (1) Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities Exchange Commission (“SEC”) on April 16, 2007 (“Post-Effective Amendment No. 42”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 42.

(b) By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 42.

(c) Not Applicable

(d) (1) Management Agreement between the Registrant, on behalf of Citi Institutional Enhanced Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is filed herewith.

(2) Management Agreement between the Registrant, on behalf of Citi Institutional Tax Free Reserves, and LMPFA dated April 13, 2007 is filed herewith.

(3) Management Agreement between the Registrant, on behalf of Citi Institutional U.S. Treasury Reserves, and LMPFA dated April 13, 2007 is filed herewith.

(4) Management Agreement between the Registrant, on behalf of Citi Institutional Liquid Reserves, and LMPFA dated April 13, 2007 is filed herewith.

(5) Management Agreement between the Registrant, on behalf of Citi Institutional Cash Reserves, and LMPFA dated April 13, 2007 is filed herewith.

(6) Management Agreement between the Registrant, on behalf of SMASh Series M Fund, and LMPFA dated April 13, 2007 is filed herewith.

(7) Management Agreement between the Registrant, on behalf of SMASh Series C Fund, and LMPFA dated April 13, 2007 is filed herewith.

(8) Management Agreement between the Registrant, on behalf of SMASh Series EC Fund, and LMPFA dated April 13, 2007 is filed herewith.

(9) Management Agreement between the Registrant, on behalf of SMASh Series MEC Fund, and LMPFA dated April 13, 2007 is filed herewith.

(10) Management Agreement between the Registrant, on behalf of Western Asset Institutional Money Market Fund, and LMPFA dated April 13, 2007 is filed herewith.

(11) Management Agreement between the Registrant, on behalf of Western Asset Institutional Government Money Market Fund, and LMPFA dated April 13, 2007 is filed herewith.

(12) Management Agreement between the Registrant, on behalf of Western Asset Institutional Municipal Money Market Fund, and LMPFA dated April 13, 2007 is filed herewith.

(13) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Citi Institutional Enhanced Income Fund, dated April 13, 2007 is filed herewith.

(14) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional Tax Free Reserves, dated April 13, 2007 is filed herewith.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional U.S. Treasury Reserves, dated April 13, 2007 is filed herewith.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional Liquid Reserves, dated April 13, 2007 is filed herewith.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional Cash Reserves, dated April 13, 2007 is filed herewith.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series M Fund, dated April 13, 2007 is filed herewith.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series C Fund, dated April 13, 2007 is filed herewith.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series EC Fund, dated April 13, 2007 is filed herewith.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series MEC Fund, dated April 13, 2007 is filed herewith.

(22) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to SMASh Series M Fund, dated April 13, 2007 is filed herewith.

(23) Subadvisory Agreement between WAM and WAML, with respect to SMASh Series C Fund, dated April 13, 2007 is filed herewith.

(24) Subadvisory Agreement between WAM and WAML, with respect to SMASh Series EC Fund, dated April 13, 2007 is filed herewith.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Institutional Money Market Fund, dated April 13, 2007 is filed herewith.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Institutional Government Money Market Fund, dated April 13, 2007 is filed herewith.

(27) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Institutional Municipal Money Market Fund, dated April 13, 2007 is filed herewith.

(e) (1) Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.), as distributor is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2001 and Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2001 (collectively, “Post-Effective Amendment Nos. 17 & 18”).

(2) Form of Letter Agreement amending Appendix A to Distribution Agreement between the Registrant and CGMI is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 24, 2003 (“Post-Effective Amendment No. 25”).

(3) Amendment to the Distribution Agreement between the Registrant and CGMI is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005 (“Post-Effective Amendment No. 31”).

(4) Form of Distribution Agreement, among Smith Barney Institutional Cash Management Fund, Inc., on behalf of Western Asset Institutional Money Market Fund (formerly known as Cash Portfolio), Western Asset Institutional Government Money Market Fund (formerly known as Government Portfolio), and Western Asset Institutional Municipal Money Market Fund (formerly known as Municipal Portfolio), and CGMI is incorporated herein by reference to Post-Effective Amendment No. 8 to the Smith Barney Institutional Cash Management Fund, Inc. Registration Statement on Form N-1A as filed with the SEC on September 28, 2000.

(5) Amendment to the Distribution Agreement dated December 1, 2005, among Smith Barney Institutional Cash Management Fund, Inc., on behalf of Western Asset Institutional Money Market Fund (formerly known as Cash Portfolio), Western Asset Institutional Government Money Market Fund (formerly known as Government Portfolio), and Western Asset Institutional Municipal Money Market Fund (formerly known as Municipal Portfolio), and CGMI is incorporated herein by reference to Post-Effective Amendment No. 16 to the Smith Barney Institutional Cash Management Fund, Inc. Registration Statement on Form N-1A as filed with the SEC on September 7, 2006.

(6) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007 is filed herewith.

(7) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 31.

(8) Letter Agreement amending Appendix A to the Distribution Agreement between the Registrant and LMIS is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 22, 2006 (“Post-Effective Amendment No. 35”).

(9) Letter Agreement amending the Distribution Agreement with LMIS dated April 5, 2007 is filed herewith.

(f) (1) Retirement Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005 (“Post-Effective Amendment No. 30”).

(2) Form of Amendment to the Amended and Restated Trustee Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC On December 28, 2006 (“Post-Effective Amendment No. 36”).

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is filed herewith.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is filed herewith.

(h) (1) Form of Transfer Agency Agreement with PFPC Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 31.

(2) Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 31.

(3) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 31.

(4) Letter Agreement amending Schedule A to the Transfer Agency Agreement with PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 35.

(5) Expense Reimbursement Agreement between the Registrant and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 35.

(6) Letter Agreement dated April 9, 2007, amending the Transfer Agency and Services Agreement with PFPC Inc. is filed herewith.

(i) (1) Opinion and Consent of Counsel is incorporated herein by reference to the Registration Statement.

(2) Opinion of with respect to Citi Institutional Cash Reserves is incorporated herein by reference to Post-Effective Amendment Nos. 17 & 18.

(3) Opinion and Consent of Counsel relating to the SMASh Series M Fund, SMASh Series C Fund, SMASh Series EC Fund and SMASh Series MEC Fund is incorporated herein by reference to Post-Effective Amendment No. 35.

(4) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 42.

(j) (1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2) Power of Attorney dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 42.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Western Asset Institutional Money Market Fund, Western Asset Institutional Government Money Market Fund, Western Asset Institutional Municipal Money Market Fund, Citi Institutional Cash Reserves, Citi Institutional Enhanced Income Fund, Citi institutional Liquid Reserves, Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves, dated February 6, 2007 is filed herewith.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is filed herewith.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 31.

(2) Code of Ethics of CGMI is incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 18, 2001 (“Post-Effective Amendment No. 19”).

(3) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 31.

(4) Code of Ethics of WAM and WAML dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 4, 2006 (“Post-Effective Amendment No. 32”).

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference. Reference is hereby made to paragraph. Reference is hereby made to paragraph 4 of the Distribution Agreement between the Registrant and CGMI, (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the Distribution Agreement between the Registrant and CGMI, and paragraph 10 of the Distribution Agreement between the Registrant and LMIS. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Subadviser—Western Asset Management Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.

WAML is registered as an investment adviser under the Advisers Act.

The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain

Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Director, LMFM
Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III

Director, WAML
President, Legg Mason, Inc.
Director, WAM

Gavin L. James

Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea

General Counsel and CCO, WAML
General Counsel and CCO, WAM

Item 27.	Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGMI”), a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Smith Barney Multiple Discipline Trust, Western Asset High Income Opportunity Fund Inc., Western Asset Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate Income Fund Inc., Western Asset Managed High Income Portfolio Inc., Western Asset Managed Municipals Portfolio Inc., Western Asset Municipal High Income Fund Inc., LMP Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., and various series of unit investment trusts.

Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Smith Barney Multiple Discipline Trust, Western Asset High Income Opportunity Fund Inc., Western Asset Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate Income Fund Inc., Western Asset Managed High Income Portfolio Inc., Western Asset Managed Municipals Portfolio Inc., Western Asset Municipal High Income Fund Inc., LMP Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Equity Trust, Legg Mason Partners Income Trust.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Institutional Trust

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Subadviser:

(3)	c/o Western Asset Management Company

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6)	Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, MA 02171

With respect to the Registrant’s Distributors:

(7)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(8)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29. Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INSTITUTIONAL TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 27th day of September, 2007.

LEGG MASON PARTNERS INSTITUTIONAL TRUST, on behalf of its series:

Western Asset Institutional Money Market Fund	Western Asset Institutional Municipal Money Market Fund
Western Asset Institutional Government Money Market Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on September 27, 2007.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By: /s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 6, 2007.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(d)(1)	Management Agreement of Citi Institutional Enhanced Income Fund

(d)(2)	Management Agreement of Citi Institutional Tax Free Reserves

(d)(3)	Management Agreement of Citi Institutional U.S. Treasury Reserves

(d)(4)	Management Agreement of Citi Institutional Liquid Reserves

(d)(5)	Management Agreement of Citi Institutional Cash Reserves

(d)(6)	Management Agreement of SMASh Series M Fund

(d)(7)	Management Agreement of SMASh Series C Fund

(d)(8)	Management Agreement of SMASh Series EC Fund

(d)(9)	Management Agreement of SMASh Series MEC Fund

(d)(10)	Management Agreement of Western Asset Institutional Money Market Fund

(d)(11)	Management Agreement of Western Asset Institutional Government Money Market Fund

(d)(12)	Management Agreement of Western Asset Institutional Municipal Money Market Fund

(d)(13)	Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Citi Institutional Enhanced Income Fund

(d)(14)	Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional Tax Free Reserves

(d)(15)	Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional U.S. Treasury Reserves

(d)(16)	Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional Liquid Reserves

(d)(17)	Subadvisory Agreement between LMPFA and WAM, with respect to Citi Institutional Cash Reserves

(d)(18)	Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series M Fund

(d)(19)	Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series C Fund

(d)(20)	Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series EC Fund

(d)(21)	Subadvisory Agreement between LMPFA and WAM, with respect to SMASh Series MEC Fund

(d)(22)	Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to SMASh Series M Fund

(d)(23)	Subadvisory Agreement between WAM and WAML, with respect to SMASh Series C Fund

(d)(24)	Subadvisory Agreement between WAM and WAML, with respect to SMASh Series EC Fund

(d)(25)	Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Institutional Money Market Fund

(d)(26)	Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Institutional Government Money Market Fund

(d)(27)	Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Institutional Municipal Money Market Fund

(e)(6)	Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007

(e)(9)	Letter Agreement amending the Distribution Agreement with LMIS dated April 5, 2007

(g)(1)	Custodian Services Agreement with State Street dated January 1, 2007

(g)(2)	Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007

(h)(6)	Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc. dated April 9, 2007

(j)(1)	Consent of Independent Registered Public Accounting Firm

(m)	Shareholder Services and Distribution Plan

(n)	Rule 18f-3(d) Multiple Class Plan